Subsequent events	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

15	Subsequent events
Subsequent to the reporting date, on July 3, 2025, The Group concluded the acquisition of a property in Cape Town, South Africa for a total consideration of R390.0 million (approximately $21.9 million). In order to finance this purchase, the Group entered into a facility agreement with FirstRand Bank Limited with a total facility amount of R320.0 million (approximately $18.0 million), repayable over a period of 5 years. Prior to the purchase of this property, it was leased from the previous landlord and seller, with the lease liability amounting to $19.5 million and the right-of-use asset amounting to $13.8 million at June 30, 2025.
On July 8, 2025 an announcement was made regarding the closure of the Group's remaining US operations (US iGaming market), based on the board's decision in June 2025. The operations' assets were written off as outlined in note 10.1 and an onerous contract provision relating to the market access costs was recognized, as outlined in note 12 in June 2025.
Following the announcement on July 8, 2025 certain closure costs are expected, which will be recognized as incurred.